UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2021

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Item 1.02 Termination of a Material Definitive Agreement.

On May 25, 2021, Staffing 360 Solutions, Inc. (the “Company”), was notified by its lender, Affinity Bank, that the U.S. Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”) loan for the Company’s indirect subsidiary Monroe Staffing Services, LLC (“Monroe Staffing”), in the amount of $10,000,000 of principal and $104,722.22 in interest, was forgiven in its entirety by the SBA.

The PPP was administered by the SBA. The SBA was given the authority under the PPP to forgive loans if program requirements were met for a required, covered, period and the loan proceeds were used for payroll, rent and utilities. The Company applied for debt forgiveness in September 2020.

Application has also been made for the forgiveness of the PPP loan for each of the Company’s wholly owned subsidiaries, Key Resources Inc., in the principal amount of $5,442,700, Lighthouse Placement Services, LLC, in the principal amount of $1,889,794 and Staffing 360 Georgia, LLC, in the principal amount of $2,062,557 (plus, in each case, accrued interest). Those applications are currently being reviewed by the SBA. Although there can be no certainty pending SBA’s review, the Company anticipates that each of the other PPP loans also will meet the requirements for forgiveness.

Additional information about the Company’s PPP loans can be found in the Current Reports on Form 8-K, filed by the Company with the United States Securities and Exchange Commission on May 15, 2020 and May 26, 2020 as well as in the Company’s Annual Report on Form 10-K, filed by the Company with the United States Securities and Exchange Commission on April 16, 2021, and the Company’s latest Quarterly Report on Form 10-Q, filed by the Company with the United States Securities and Exchange Commission on May 18, 2021.

The foregoing description of the forgiveness of the PPP loan for Monroe Staffing does not purport to be complete; the Company plans to file any related documents as exhibits to its Interim Report on Form 10-Q for the quarter ended July 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2021	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer